STOCK PURCHASE AGREEMENT

                                     BETWEEN

                            MACKENZIE PATTERSON, INC.

                                       AND

                               HOST FUNDING, INC.





                          -----------------------------

                     Dated effective as of December 22, 1999
                          -----------------------------







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                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated effective as of December 22, 1999, by and among MACKENZIE PATTERSON, INC., a California corporation ("Acquiror") and HOST FUNDING, INC., a Maryland corporation ("Issuer").

                                    RECITALS

         WHEREAS, the respective Boards of Directors of Acquiror and Issuer each has determined that it is in the best interests of their respective shareholders that Issuer shall issue and sell to Acquiror 500,000 shares of Series A Convertible Preferred Stock of Issuer (the "Series A Preferred Stock") all subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1.      Acquiror.

         "Acquiror"   shall  mean  MacKenzie   Patterson,   Inc.,  a  California
corporation, or its permitted assignee or designee.

         Section 1.2.      Acquiror Compliance Documents

         "Acquiror Compliance Documents" shall have the meaning given in Section
3.11 hereof.

         Section 1.3.      Advisory Agreement.

         "Advisory Agreement" shall mean the Advisory Agreement of even date herewith, between Acquiror and Issuer and in the form attached hereto as
Schedule 1.3.

         Section 1.4.      Affiliate.

         "Affiliate" shall mean, with respect to any Person, any other Person who controls, is controlled by or is under common control with such Person.



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         Section 1.5.      Agreement.

         "Agreement" shall mean this Stock Purchase Agreement, as amended from time to time in accordance with the terms hereof.

         Section 1.6       Articles Supplementary.

         "Articles Supplementary" shall mean the Articles Supplementary in the form attached hereto as Schedule 1.6.

         Section 1.7.      Charter.

         "Charter" shall mean the Articles of Amendment and Restatement of Host Funding, Inc., filed with the Maryland State Department of Assessment and Taxation on November 28, 1995, as amended.

         Section 1.8.      Closing; Closing Date.

         "Closing" shall mean the closing held pursuant to Section 2.3 hereof , and "Closing Date" shall mean the date on which the Closing occurs, but, in no event effective later than December 22, 1999.

         Section 1.9.      Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         Section 1.10.     Consideration.

         "Consideration" shall mean $1,500,000.00 in cash or other immediately available funds, of which $500,000.00, plus accrued interest thereon, shall be paid from the funds escrowed by MPI pursuant to that certain Escrow Agreement dated November __, 1999, between Acquiror and
                                              -----------------.

         Section 1.11.     Contracts.

         "Contracts" shall mean contracts, agreements, leases, licenses, notes, indentures, reinsurance treaties, bonds, mortgages, instruments, and other binding commitments, arrangements and understandings of a material nature, written or oral.


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         Section 1.12.     Current Hotels.

         "Current Hotels" shall mean all of the hotel properties owned or operated by the Issuer Companies as of the date of this Agreement, such hotel properties listed on Schedule 1.12 attached hereto.

         Section 1.13.     INTENTIONALLY OMITTED

         Section 1.14.     Employee Benefit Plan.

         "Employee Benefit Plan" shall have the meaning given in Section 4.15(a) hereof.

         Section 1.15.     Environmental Law.

         "Environmental Law" shall mean any federal, state, local or foreign law, statute, code, ordinance, rule, regulation or other requirement relating to the environment, natural resources or public or employee health and safety.

         Section 1.16.     ERISA.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         Section 1.17.     Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

         Section 1.18.     GAAP.

         "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America at the time of the preparation of the subject financial statement, consistently applied throughout the specified period and in the immediately prior comparable period.

         Section 1.19.     Governmental Authority.

         "Governmental Authority" shall mean any local, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

         Section 1.20.     IRS.

         "IRS" shall mean the Internal Revenue Service of the United States of America.


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         Section 1.21.     Issuer.

         "Issuer" shall mean Host Funding, Inc., a Maryland corporation.

         Section 1.22.     Issuer Common Stock,.

         "Issuer Common Stock" shall mean the Class A Common Stock, $.01 par value per share of Issuer.

         Section 1.23.     Issuer Companies.

         "Issuer Companies" shall mean Issuer and all of its Subsidiaries, collectively.

         Section 1.24.     Issuer SEC Reports.

         "Issuer SEC Reports" shall mean all documents filed by Issuer with the SEC pursuant to the Securities Act or the Exchange Act.

         Section 1.25.     Issuer Stock.

         "Issuer Stock" shall mean all shares of all outstanding classes of common stock and preferred stock of Issuer.

         Section 1.26.     Issuer Stock Options.

         "Issuer Stock Options" shall mean all outstanding options, warrants, stock appreciation rights or rights of any kind to purchase Issuer Stock.

         Section 1.27.     Knowledge of Acquiror.

         "Knowledge  of  Acquiror" shall  mean  the   actual  knowledge  of  all
directors, shareholders, officers and senior employees of Acquiror, including but not limited to, Glen W. Fuller.

         Section 1.28.     Knowledge of Issuer.

         "Knowledge of Issuer" shall mean the actual knowledge of all officers and senior employees of Issuer, including but not limited to, Michael McNulty and Bona Allen.

         Section 1.29.     Law.

         "Law" shall mean any federal, state, provincial, local, municipal, foreign or other law or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder, including, without limitation, any Environmental Law.


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         Section 1.30.     Liens.

         "Liens" shall mean any lien, mortgage, security interest, tax lien, levy, option, right of first refusal, easement, charge, debenture, deed of trust, right-of-way, restriction, agreement, encroachment, license, lease, permit, security agreement or any other encumbrance, any restriction or limitation on the use of real or personal property, or any irregularity in title thereto.

         Section 1.31.     Maryland Code.

         "Maryland Code" shall mean the Maryland General Corporation Law, as amended.

         Section 1.32.     Material Adverse Effect.

         "Material Adverse Effect" shall mean, with respect to any entity or group of entities, a material adverse effect, individually or in the aggregate, on the business, assets, liabilities, financial condition, results of operations, value or prospects of such entity or group of entities taken as a whole.

         Section 1.33.     Memorandum.

         "Memorandum" shall mean the Private Placement Memorandum dated December __, 1999 prepared by Issuer, delivered to Acquiror and in form attached hereto as Schedule 1.33.

         Section 1.34.     Multiemployer Plans.

         "Multiemployer Plans" shall have the meaning given in Section 4.15(a) hereof.

         Section 1.35.     Operators.

         "Operators" shall have the meaning given in Section 4.2(b) hereof.

         Section 1.36.     Parties.

         "Parties" shall mean Issuer and Acquiror.

         Section 1.37.     Pension Plans.

         "Pension Plans" shall have the meaning given in Section 4.15(a) hereof.

         Section 1.38.     Person.

         "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

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         Section 1.39.     Registration Rights Agreement.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement of even date herewith, between Acquiror and Issuer and in the form attached hereto as Schedule 1.39.

         Section 1.40.     SEC.

         "SEC" shall mean the Securities and Exchange Commission.

         Section 1.41.     Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Section 1.42.     Selling Entities.

         "Selling Entities" shall have the meaning given in Section 4.26(b) hereof.

         Section 1.43.     Series A Preferred Stock.

         "Series A Preferred Stock" shall mean the 500,000 shares of Series A Convertible Preferred Stock issued by Issuer to Acquiror pursuant to this Agreement.

         Section 1.44.     Subsidiary; Subsidiaries.

         "Subsidiary" shall mean each entity with respect to which the specified Person (a) has the right to vote (directly or indirectly through one or more other entities or otherwise) shares or other ownership interests representing 50% or more of the votes eligible to be cast in the election of directors of such entity or (b) owns a majority of the outstanding beneficial interests, or a majority of the capital or profits (collectively, "Subsidiaries").

         Section 1.45.     Taxes.

         "Taxes" shall mean any and all taxes, levies, imposts, duties, assessments, charges and withholdings imposed or required to be collected by or paid over to any federal, state, local or foreign Governmental Authority or any political subdivision thereof, including, without limitation, income, premium, gross receipts, ad valorem, value added, minimum tax, franchise, sales, use, excise, license, real or personal property, unemployment, disability, stock transfer, mortgage recording, estimated, withholding or other tax, governmental fee or other like assessment or charge of any kind whatsoever, and including any interest, penalties, fines, assessments or additions to tax imposed in respect of the foregoing, or in respect of any failure to comply with any requirement regarding Tax Returns.

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         Section 1.46.     Tax Returns.

         "Tax Returns" shall mean any report, return, information statement, payee statement or other information required to be provided to any federal, state, local or foreign Governmental Authority or otherwise retained, with respect to Taxes.

         Section 1.47.     Underlying Common Stock.

         "Underlying Common Stock" shall mean the shares of Issuer Common Stock issuable upon conversion of the Series A Preferred Stock.

         Section 1.48.     Warrants.

         "Warrants" shall mean the warrants issued to Acquiror pursuant to the Warrant Agreement.

         Section 1.49.     Warrant Agreement.

         "Warrant Agreement" shall mean the Warrant Agreement of even date herewith, between Acquiror and Issuer and in the form attached hereto as
Schedule 1.49.

         Section 1.50.     Welfare Plans.

         "Welfare Plans" shall have the meaning given in Section 4.15(a) hereof.

                                   ARTICLE II

                          PURCHASE AND SALE AND CLOSING

         Section 2.1.      Purchase and Sale of the Series A Preferred Stock.

         (a) At the Closing, and upon all of the terms and subject to the fulfillment or waiver by the party benefitting therefrom of all of the conditions of this Agreement, Issuer shall issue, sell and deliver to Acquiror, and Acquiror shall purchase and accept from Issuer, all of the right, title and interest in and to the Series A Preferred Stock, free and clear of any and all Liens.

         (b)  Notwithstanding   anything  to  the  contrary  contained  in  this
Agreement, the transfer of title to the Series A Preferred Stock shall become effective only upon receipt by Issuer of the Consideration.

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         Section 2.2.      Consideration.

         At the Closing, and in consideration for the Series A Preferred Stock, Acquiror shall pay Issuer the Consideration by wire transfer(s) of immediately available funds in accordance with instructions to be provided by Issuer to Acquiror not less than two business days prior to the Closing Date.

         Section 2.3.      Closing.

         The Closing will take place at the office of James M. Duncan, P.C., 6116 N. Central Expressway, Suite 1313, Dallas, Texas 75206 or at such other places as the Parties mutually agree.

         Section 2.4.      Issuer's Deliveries at Closing.

         At the Closing, and except as otherwise set forth below, Issuer shall deliver, or cause to be delivered, to Acquiror:

         (a) a stock certificate representing 500,000 shares of Series A Preferred Stock, such stock certificate to be in a form reasonably satisfactory to Acquiror;

         (b) evidence of the filing of the Articles Supplementary for the Series A Preferred Stock with the Maryland State Department of Assessments and Taxation;

         (c)      a duly executed original of the Advisory Agreement;

         (d)      a duly executed original of the Warrant Agreement;

         (e)      a duly executed original of the Registration Rights Agreement;

         (f) the legal opinion of Issuer's counsel in the form attached hereto as Schedule 2.4; and

         (g) a copy of the resolution, duly certified by a qualified officer of Issuer, authorizing the execution, delivery and performance of this Agreement by Issuer.

         Section 2.5.      Acquiror's Deliveries at Closing.

         At the Closing, Acquiror shall, in addition to the Consideration, deliver, or cause to be delivered, to Issuer:

         (a)      a duly executed original of the Advisory Agreement;

         (b)      a duly executed original of the Warrant Agreement;

         (c)      a duly executed original of the Registration Rights Agreement;

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         (d) the legal opinion of Acquiror's counsel in the form attached hereto as Schedule 2.5; and

         (e) a copy of the resolution or other authorization document, duly certified by a qualified officer or representative of Acquiror, authorizing the execution, delivery and performance of this Agreement by Acquiror.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

         Acquiror represents and warrants to Issuer as follows:

         Section 3.1.      Organization and Authority.

         Acquiror is duly incorporated, organized or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation. Acquiror has full corporate, partnership or limited liability company power and authority to carry on its business as it is now being conducted and to own, operate and hold its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Acquiror is duly qualified or registered as a foreign entity to do business, and is in good standing, in each jurisdiction where the nature of properties or the conduct of its business requires such registration or qualification. The copies of the organizational documents of Acquiror that have been delivered to Issuer are complete and correct and in full force and effect on the date hereof.

         Section 3.2.      Compliance with Law and Governing Documents.

         Acquiror is not in violation or default of any provisions of its organizational documents. Acquiror is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over Acquiror's business or properties. Advisor has not received any notice of any such violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof.

         Section 3.3.      Authority Relative to this Agreement.

         The execution, delivery and performance of this Agreement, and of all of the other documents and instruments required hereby, by Acquiror are within the corporate power of Acquiror. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the appropriate officers and directors of Acquiror and no other proceedings on the part of Acquiror are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Acquiror and (assuming the due authorization, execution and


                                       10

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delivery hereof and thereof by Issuer)  constitute or will constitute  valid and binding agreements of Acquiror, enforceable against Acquiror in accordance with their respective terms, except to the extent that their enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other Laws affecting the enforcement of creditors' rights generally or by equitable principles.

         Section 3.4.      Consents and Approvals; No Violations.

         Except for statements of beneficial ownership required by Section 16(a) of the Exchange Act and filings on Schedule 13D required under Regulation 13D of the Exchange Act, if any, no filing or registration with, and no permit, authorization, consent from or notice to, or approval of, any Governmental Authority or any third party is necessary or required in connection with the execution and delivery of this Agreement by Acquiror or for the consummation by Acquiror of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Acquiror and the transactions contemplated hereby do not and will not: (i) violate or conflict with the organizational documents of Acquiror; or (ii) conflict with or violate any Laws of any Governmental Authority applicable to Acquiror or any of its properties or assets.

         Section 3.5.      Purchase for Own Account.

         The shares of the Series A Preferred Stock and Warrants to be purchased or acquired by Acquiror hereunder will be acquired for investment for Acquiror's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Acquiror has no present intention of selling, granting any participation in, or otherwise distributing the same; provided, Issuer acknowledges that Acquiror may transfer shares of Preferred Stock or Warrants to its Affiliates, if, and only if, such transfer or transfers do not disqualify Issuer from the exempt offering provisions of Regulation D under the Securities Act relating to the sale or issuance of the Series A Preferred Stock or Warrants by Issuer. Acquiror also represents that it has not been formed for the specific purpose of acquiring the Series A Preferred Stock or the Warrants.

         Section 3.6.      Investment Experience.

         Acquiror understands that the purchase of the shares of the Series A Preferred Stock involves substantial risk. Acquiror has experience in the hotel industry and acknowledges that it can bear the economic risk of its investment in the shares of the Series A Preferred Stock and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the shares of the Series A Preferred Stock.

         Section 3.7.      Accredited Investor Status.

         Acquiror is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

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         Section 3.8.      Restricted Securities.

         Acquiror understands that the shares of the Series A Preferred Stock and Warrants are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from Issuer in a transaction not involving a public offering and that under the Securities Act and applicable rules and regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Acquiror represents that it is familiar with Rule 144 promulgated under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act.

         Section 3.9.      Legends.

         It is understood that the stock certificate(s) evidencing the shares of the Series A Preferred Stock will bear the legends set forth below together with any legends required by the Charter of Issuer or the laws of the State of
Maryland:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by Issuer from any stock certificate(s) evidencing the shares of the Series A Preferred Stock as soon as a registration statement under the Securities Act is in effect with respect to the Series A Preferred Stock or at such time as the Series A Preferred Stock can be freely transferred in a public sale without such a registration statement being in effect.

         Section 3.10.     Information Concerning Issuer.

         (a) Acquiror has received a copy of the Memorandum. Representatives of Acquiror have read carefully and understand the Memorandum.

         (b) Acquiror is familiar generally with the business and financial condition, properties, operations and prospects of the Issuer Companies, as described in the Memorandum, and, prior to the execution of this Agreement, representatives of Acquiror have been afforded the opportunity to ask questions of and received answers from Issuer's officers and directors, concerning the business and financial condition, properties, operations and prospects of the Issuer Companies. All documents, records and books pertaining to the acquisition of the Series A Preferred Stock which Acquiror has requested have been made available to Acquiror.
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         (c) No  representations  or  warranties  have been made to  Acquiror by
Issuer as to profits, losses, dividends or cash flow which may be received or sustained as a result of this investment, other than those contained in the Issuer SEC Reports and the Memorandum.

         (d) Acquiror recognizes that no assurances are or have been made regarding the tax consequences which may inure to Acquiror as a result of investment in the Series A Preferred Stock, nor has any assurance been made that existing tax laws, and regulations and judicial and administrative interpretations thereof, will not be modified in the future, thus changing the tax consequences under existing tax laws and regulations and judicial and administrative interpretations thereof.

         (e) Acquiror recognizes that no assurance are or have been made regarding the approximate or exact length of time that Acquiror will be required to remain as owner of the Series A Preferred Stock or regarding the dividends, type or amount of consideration to be realized, if any, by investing in Issuer.

         (f) Notwithstanding the foregoing, and irrespective of any due diligence conducted by Acquiror, Acquiror, in entering into this Agreement and purchasing the Series A Preferred Stock, is relying on the representations, warranties and covenants made by Issuer in this Agreement and the exhibits and schedules hereto, the Issuer SEC Reports and the Memorandum.

         Section 3.11. Acquiror Compliance Documents. Acquiror has filed, or will timely file, all reports, schedules, forms, statements, officers and directors questionnaires, and other documents relating to the acquisition of the Series A Preferred Stock and required to be filed by Acquiror, or delivered to Issuer, pursuant to applicable state and federal securities laws (all of the foregoing being hereinafter referred to as the "Acquiror Compliance Documents"). Acquiror has delivered to Issuer, or will deliver when filed, true and complete copies of the Acquiror Compliance Documents. As of their respective dates, the Acquiror Compliance Documents complied, or will comply, in all material respects, with the requirements of the Exchange Act, and all state securities laws applicable to the Acquiror Compliance Documents, and none of the Acquiror Compliance Documents, at the time of filing with the SEC or the appropriate state agency, contained or will contain, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No other information provided by or on behalf of Acquiror to Issuer which is not included in the Acquiror Compliance Documents, including, without limitation, information relating to the ownership and organizational structure of Acquiror, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Acquiror has complied, or will timely comply, in all material respects with all Laws of any Governmental Authority pertaining to the purchase by Acquiror of the Series A Preferred Stock, including, without limitation, the Securities Act, the Exchange Act and the Investment Company Act of 1940.

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


         Section 3.12. Investment Company. Acquiror is not an "investment company," or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                                    OF ISSUER

         Issuer represents and warrants to Acquiror as follows:

         Section 4.1.      Organization and Authority.

         Each of the Issuer Companies is duly incorporated, organized or formed, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, organization or formation. Each of the Issuer Companies has full corporate, partnership or limited liability company power and authority to carry on its respective business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of the Issuer Companies is duly qualified or registered as a foreign entity to do business, and is in good standing, in each jurisdiction where the nature of properties or the conduct of its business requires such registration or qualification. Schedule 4.1 attached hereto contains a true and complete list of all of the Issuer Companies, together with the jurisdiction of incorporation, organization or formation of each such Company. The copies of the organizational documents of each of the Issuer Companies that have been delivered to Acquiror are complete and correct and in full force and effect on the date hereof.

         Section 4.2.      Compliance with Law and Governing Documents.

         (a) None of the Issuer Companies is in violation or default of any provisions of its articles of incorporation, bylaws, partnership agreement, limited liability company agreements, or other organizational documents. The Issuer Companies have received no notice of non-compliance with any Laws of any Governmental Authority applicable to the Issuer Companies' business or properties which has not been remedied prior to the date hereof.

         (b) To the  Knowledge of Issuer,  and except as otherwise  described in
Schedule 4.12 attached hereto, none of the Issuer Companies are, and the Issuer Companies have received no notice that, any past or present lessor, sublessor, lessee, sublessee, owner, occupant, manager or operator of the Current Hotels for which any of the Issuer Companies is presently responsible as a matter of law (such persons or entities, being referred to in this Agreement as "Operators"), are, in any material respect, out of lawful compliance with, or are in default under, any Laws applicable to the Current Hotels or business operations, now or previously conducted thereon.

         (c) To the Knowledge of Issuer, the Issuer Companies have complied in all material respects with all, and are not in default under any Law of any Governmental Authority applicable to such entity or to its business operations.

         Section 4.3.      Capitalization.

         Issuer's authorized equity capitalization consists of 50,000,000 shares of Class A Common Stock, 4,000,000 shares of Class B Common Stock, 1,000,000 shares of Class C Common Stock, and 20,000,000 shares of Preferred Stock, all $.01 par value per share. As of the close of business on November 30, 1999:
1,719,700 shares of Issuer Common Stock were issued and outstanding; no shares of Class B Common Stock were issued and outstanding; no shares of Class C Common Stock were issued and outstanding; and no shares of Preferred Stock were issued and outstanding. Such shares of Issuer Stock constitute all of the issued and outstanding shares of capital stock of Issuer as of the date of this Agreement. As of the date of this Agreement, the Issuer has reserved for issuance the number of shares of Class A Common Stock set forth on Schedule 4.3 attached hereto and such reserves are sufficient for the issuance of Issuer Common Stock upon the conversion of all outstanding Issuer Stock Options. No Subsidiary of Issuer owns, of record or beneficially, any shares of Issuer Stock. All issued and outstanding shares of Issuer Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to and have not been issued in violation of any preemptive rights. All of the outstanding shares of capital stock of the Subsidiaries of Issuer have been duly authorized and are validly issued, fully paid and nonassessable and owned of record and beneficially by Issuer, directly or indirectly, free and clear of all Liens, except as otherwise reflected on Schedule 4.3. Issuer has not, subsequent to November 30, 1999, declared or paid any dividend on, or declared or made any distribution with respect to, or authorized or effected any split-up or any other recapitalization of, any of the Issuer Stock, or directly or indirectly redeemed, purchased or otherwise acquired any of the Issuer Stock or agreed to take any such action. Except as set forth on Schedule 4.3 or the Memorandum, there are (a) no outstanding options, warrants, subscriptions or other rights to purchase or acquire any capital stock of any of the Issuer Companies, (b) no Contracts or agreements (oral or written) pursuant to which any of the Issuer Companies is bound to sell or issue any shares of its capital stock or securities convertible into or exchangeable for such shares of capital stock and
(c) no Contracts to which any of the Issuer Companies is a party with respect to the voting or registration of any shares of capital stock of any of the Issuer Companies. Schedule 4.3 sets forth the ownership of Issuer Stock as of the date hereof, by the executive officers and directors of Issuer, and by each Person known by Issuer to own more than 5% of Issuer's Stock and the ownership by any other party of any equity interest in any Subsidiary of Issuer.

         Section 4.4.      Authority Relative to this Agreement.

         The execution, delivery and performance of this Agreement, and of all of the other documents and instruments required hereby, by Issuer are within the corporate power of Issuer. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the transactions contemplated hereby. This Agreement and all of the other documents and instruments required hereby have been or will be duly and validly executed and delivered by Issuer and (assuming the due authorization, execution and delivery hereof and thereof by Acquiror) constitute or will constitute valid and binding agreements of Issuer, enforceable against Issuer in accordance with their respective terms, except to the extent that their enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other Laws affecting the enforcement of creditors' rights generally or by equitable principles.

         Section 4.5.      Subsidiaries.

         Except as otherwise reflected on Schedule 4.3, Issuer owns, directly or indirectly, all the outstanding capital stock or other ownership interest of each of its Subsidiaries, free and clear of all Liens and all such capital stock or other ownership interest is duly authorized, validly issued and outstanding, fully paid and nonassessable. Neither Issuer nor any of its Subsidiaries has made any material investment in, or material advance of cash or other extension of credit to, any Person other than its Subsidiaries. Except as otherwise reflected in the Memorandum, none of such Subsidiaries has any commitment to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any Person (other than Issuer) any right to acquire from such Subsidiary, any shares of its capital stock, and no such securities or obligations are outstanding. Other than its interests in the Subsidiaries, Issuer does not own, directly or indirectly, securities of any Person.

         Section 4.6.      Valid Issuance of Series A Preferred Stock.

         (a) The shares of Series A Preferred Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the Consideration, will be duly and validly issued, fully paid and nonassessable.

         (b) The outstanding shares of Issuer Stock are duly and validly issued, fully paid and nonassessable, and such shares, and all Issuer Stock Options, have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act or in compliance with applicable exemptions therefrom, the registration and qualification requirements of all applicable securities laws of States of the United States and all other provisions of applicable state securities laws, including, without limitation, anti-fraud provisions.

         Section 4.7.      Consents and Approvals; No Violations.

         To the Knowledge of Issuer, no filing or registration with, and no permit, authorization, consent from or notice to, or approval of, any Governmental Authority or any other third party is necessary or required in connection with the execution and delivery of this Agreement by Issuer or for the consummation by Issuer of the transactions contemplated by this Agreement, except as may be required to comply with applicable federal and state securities laws. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by Issuer will (a) conflict with or result in any breach of any provision of the respective organizational documents of any of the Issuer Companies; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the loss of a benefit under, or result in the creation of a Lien on any property or asset of the Issuer Companies under, any of the terms, conditions or provisions of any Contract or other instrument or obligation to which any of the Issuer Companies is a party or by which it or any of them or any of their properties or assets may be bound; or (c) violate any Laws of any Governmental Authority applicable to any of the Issuer Companies or any of their respective properties or assets.

         Section 4.8.      Issuer SEC Reports.

         (a) The Issuer SEC Reports complied, as of their respective dates of filing, in all material respects with all applicable requirements of the Exchange Act and the Securities Act. As of their respective dates, none of the Issuer SEC Reports, including, without limitation any exhibits thereto or financial statements or schedules included or incorporated by reference therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made. There are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Issuer SEC Reports or to be filed as an exhibit to any of the Issuer SEC Reports that are not described or filed as required. Except for Issuer, none of the Issuer Companies is required to file any forms, reports or other documents with the SEC, or any other foreign or domestic securities exchange or Governmental Authority with jurisdiction over securities Laws. Issuer has timely filed all reports, registration statements and other filings required to be filed by it with the SEC.

         (b) Each of the balance sheets (including the related notes and schedules) included or incorporated by reference in the Issuer SEC Reports fairly present the consolidated financial position of the Issuer Companies as of the respective dates thereof, and the other related financial statements
(including the related notes and schedules) included or incorporated by reference therein fairly present the consolidated results of operations and cash flows of the Issuer Companies for the respective fiscal periods or as of the respective dates set forth therein. Each of the financial statements (including the related notes and schedules) included or incorporated by reference in the Issuer SEC Reports (i) complied as to form with the applicable accounting requirements and rules and regulations of the SEC and (ii) was prepared in accordance with GAAP consistently applied during the period presented.

         (c) The accounts receivable of the Issuer Companies as reflected in the Issuer SEC Reports (except those collected since the dates thereof in the ordinary course of business), are good and collectible without the necessity of legal process except to the extend reserved against on the financial statements included therein.

         (d) All offers and sales of Issuer Stock or the capital stock or interest in the Subsidiaries prior to the date hereof were either duly registered or exempt from registration requirements of the Securities Act and applicable state securities and Blue Sky laws.

         (e) The accountants, Price Waterhouse Coopers, who have audited the financial statements included or incorporated by reference in the Issuer SEC Reports are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 4.9.      Absence of Undisclosed Liabilities.

         (a) Except as disclosed in the Issuer SEC Reports or as otherwise specifically disclosed on Schedule 4.9 attached hereto, neither Issuer nor any of its Subsidiaries has any liabilities of a material nature, whether absolute, contingent or otherwise, and whether due or to become due (including, without limitation, all liabilities for Taxes) that should be reflected or reserved against in accordance with GAAP, and that are not adequately reflected or reserved against on the Issuer current balance sheet contained in the most recent Issuer SEC Reports, including the footnotes thereto.

         (b) Issuer, together with its Subsidiaries, maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.10.     Absence of Certain Events.

         Except as set forth in the Issuer SEC Reports filed prior to the date of this Agreement, the Memorandum or as otherwise specifically disclosed on
Schedule 4.10 attached hereto, since September 30, 1999, the business of Issuer has been operated in the ordinary course and none of the Issuer Companies has suffered any material change in its business, assets, liabilities, financial condition or results of operations that has had or is reasonably likely to have a Material Adverse Effect upon the Issuer Companies. Except as disclosed on
Schedule 4.10 attached hereto, or as otherwise specifically contemplated by this Agreement, there has not been since September 30, 1999:

         (a) any labor dispute that has had or is reasonably likely to have a Material Adverse Effect upon the Issuer Companies;

         (b) except as otherwise reflected on Schedule 4.3, any entry by any of the Issuer Companies into any material Contract or transaction (including, without limitation, any borrowing, capital expenditure, sale of assets or any Lien made on any of the properties or assets of any of the Issuer Companies) that cannot be terminated within 30 days without penalty;

         (c) any change in the accounting policies or practices of Issuer;

         (d) any damage, destruction or loss, whether covered by insurance or not, that has had or is reasonably likely to have a Material Adverse Effect upon the Issuer Companies;

         (e)  any   material  change  in  underwriting,  pricing,  actuarial  or investment practices or policies;

         (f) any new, or any amendment to any existing, employment, severance or consulting Contract, the implementation of, or any agreement to implement, any Issuer benefit plans, or any alteration of any of the Issuer Companies' employment practices or terms and conditions of employment, in each case other than in the ordinary course of business consistent with past practice;

         (g) except as otherwise reflected on Schedule 4.3, any issuance by any of the Issuer Companies of any shares of capital stock, or any repurchase or redemption by any of the Issuer Companies of any shares of their respective capital stock;

         (h) except as otherwise reflected on Schedule 4.3, any purchase, sale, lease or other disposition of, or execution and delivery of any agreement by any, Issuer Company contemplating the purchase, sale, lease or other disposition of, properties and assets by any Issuer Company;

         (i) except as otherwise reflected on Schedule 4.3, any merger or consolidation of any of the Issuer Companies with any other Person, or any acquisition by any of the Issuer Companies of the stock or business of another Person, or any action taken or any commitment entered into with respect to or in contemplation of any such termination or the liquidation, dissolution, recapitalization, reorganization or other winding up of the business or operation of any of the Issuer Companies;

         (j) except as otherwise reflected on Schedule 4.3, any borrowing, agreement to borrow funds or assumption, endorsement or guarantee of indebtedness by any of the Issuer Companies or any termination or material amendment of any evidence of indebtedness, contract, agreement, deed, mortgage, lease, license or other instrument, commitment or agreement to which any of the Issuer Companies is bound or by which any of them or their respective properties is bound other than in the ordinary course of business and consistent with past practices and other than any such borrowing, agreement to borrow, termination or amendment that would not have a Material Adverse Effect;

         (k) any declaration or payment of any dividend on, or any other distribution with respect to, the capital stock of any of the Issuer Companies;

         (l)any Lien on any of the assets, tangible or intangible, of any of the Issuer Companies; or

         (m)      any agreement to do any of the foregoing.

         Section 4.11.     Real Property.

         (a) Except as disclosed on Schedules 4.11 and 4.12, Issuer (either directly or through a Subsidiary) has good and marketable title in fee simple to each of the Company Hotels and good and marketable title to each of the items of personal property used in the Issuer's business in each case free and clear of all liens, charges, encumbrances, claims, security interests, defects and restrictions. All leases pursuant to which the Issuer Companies lease any items of real or personal property are valid, binding and enforceable leases. To the extent described or incorporated by reference in the Issuer SEC Reports, such leases conform in all material respects to the description thereof set forth or incorporated by reference in the Issuer SEC Reports and no notice has been given or material claim asserted by anyone adverse to the rights of Issuer Companies under any of such leases or affecting the Issuer Companies or the present owner's rights to continued possession of any leased property.

         (b) The Issuer has title policies in effect naming one of the Issuer Companies as insured party with respect to each of the Current Hotels.

         (c) (i) To the Knowledge of Issuer, each of the Issuer Companies has all permits, licenses, franchises and authorizations of all Governmental Authorities as are necessary to own, lease or operate the Current Hotels and to conduct its business in the manner described in the Issuer SEC Reports, (ii) none of the Issuer Companies has received notice that it has not fulfilled or performed any its material obligations with respect to such permits, and (iii) to the Knowledge of Issuer, none of such permits contains any restriction that is materially burdensome to the Issuer Companies.

         (d) To the Knowledge of Issuer, no lessee, licensee or concessionaire of any portion of any of the Current Hotels is in material default under any of the leases or licenses governing such properties and, to the Knowledge of Issuer, there is no event which, but for the passage of time or the giving of notice, or both, would constitute a material default under any of such leases or license, except such defaults that would not singly or in the aggregate, have a Material Adverse Effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Issuer or its Subsidiaries taken as a whole.

         Section 4.12.     Litigation.

         Except as set forth in the Issuer SEC Reports or specifically disclosed on Schedule 4.12, there are no civil, criminal or administrative actions, suits, claims, hearings, proceedings or investigations pending or, to the Knowledge of Issuer, threatened against or relating to any of the Issuer Companies or any of their respective officers, directors, partners or members in their capacity as such, or to which any of the Issuer Companies assets are subject at law or in equity, or before any Governmental Authority.

         Section 4.13.     Insurance.

         The Operators of the Current Hotels are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged, and the appropriate Issuer Companies are named as an additional insured with respect to all insurance coverage; none of the Issuer Companies has any reason to believe that the Operators will not be able to renew that coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the condition (financial or other), business, net worth or results of operations of the Issuer Companies. During the last two years, to the Knowledge of Issuer, none of the Operators of the Current Hotels has been denied any insurance coverage which it has requested, has made any material change in the scope or nature of its insurance coverage nor received notice of any material increase in premiums for any of such policies nor of any termination or refusal to renew such policies. To the Knowledge of Issuer, during the past five years, there has been no lapse in coverage of any of the Operator's property, fire and casualty, product liability, workers' compensation, automobile, comprehensive general liability or other form of insurance carried by the Operators in the ordinary course of business.

         Section 4.14.     Material Agreements.

         Schedule 4.14 contains a list of all Contracts to which any of the Issuer Companies is a party that are material to the Issuer Companies and which are not included in the Issuer SEC Reports. All such Contracts were duly and validly executed by the parties thereto and to the Knowledge of Issuer none of the parties thereto is in material breach or material default under any such Contract. All Contracts to which any of the Issuer Companies is a party or by which any of the Issuer Companies or any of their property is bound or affected are, to the Knowledge of Issuer, valid, binding and enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to applicable limitations on the availability of equitable remedies, including considerations of public policy, are in full force and effect, and there exists no default which, after notice or lapse of time, or both, would result in a right to accelerate or loss of rights of any of the Issuer Companies.

         Section 4.15.     Employee Benefit Plans.

         (a) Except for the 1997 Incentive Plan of the Issuer, none of the Issuer Companies maintains any employee benefit plan as defined in Section 3(3) of ERISA, or any other plan or arrangement, whether or not subject to ERISA, that provides deferred compensation, bonus, stock option, stock purchase, hospitalization, disability, severance, insurance or similar benefits (each, an

"Employee Benefit Plan"), at any time contributed to, maintained or sponsored by or on behalf of any Issuer Company, for the benefit of any present or former employee, independent contractor, officer or director of any Issuer Company or with respect to which any Issuer Company has any liability or potential liability. None of the Issuer Companies maintains any (i) Employee Benefit Plan that is a "pension plan" (as defined in Section 3(2) of ERISA but not including a multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (the "Pension Plans"), (ii) Employee Benefit Plan that is a "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA (the "Multiemployer Plans") or (iii) Employee Benefit Plan that is a "welfare plan" (as defined in
Section 3(1) of ERISA) (the "Welfare Plans").

         Section 4.16.     Labor Matters.

         None of the Issuer Companies is involved in any material labor dispute and has received no notice that any such dispute is threatened. No general labor problem exists or, to the Knowledge of Issuer, is imminent with the employees of any of the Current Hotels or any of the Issuer Companies.

         Section 4.17.     Employment Matters.

         Set forth on Schedule 4.17 is a true and complete list setting forth a description of the terms of employment and compensation arrangements of all officers and employees of the Issuer. The Issuer has provided to the Acquiror copies of all (i) employment agreements currently in effect; (ii) agreements with consultants or advisors; (iii) non-competition agreements executed by employees and officers with Issuer; (iv) severance agreements, programs and policies of Issuer with or relating to its employees; and (v) plans, programs, agreements and other arrangements of Issuer with or relating to its employees which contain change in control provisions. Except as set forth on Schedule 4.17, Issuer is not a party to or bound by any severance, golden parachute or other agreement with any officer, director, employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

         Section 4.18.     Maryland Law Requirements.

         The Board of Directors of Issuer has taken all necessary actions so that (i) the provisions of Sections 3-601 through 3-604 of the Maryland Code regarding business combinations will not apply to current or future transactions between Issuer and Acquiror; (ii) the provisions of Sections 3-701 through 3-709 of the Maryland Code restricting the voting rights of holders of certain control shares will not apply in any way to shares held by Acquiror and (iii) the issuance of the Series A Preferred Stock and the Underlying Common Stock does not violate the provisions of Sections 3 and 4 of Article VI of the Charter.

         Section 4.19.     American Stock Exchange.

         Issuer has (a) made all recommended consultations with the American Stock Exchange, (b) taken all appropriate actions to obtain consent or approvals from the American Stock Exchange ("AMEX"), and (3) obtained all such consents or approvals, with respect to the issuance and terms of the Series A Preferred Stock.

         Section 4.20.     Charter and Bylaw Provisions.

         The Company hereby advises Acquiror that the Issuer's Board of Directors has duly exempted Acquiror's or any subsequent transferees' or holders' acquisition, ownership, conversion and transfer of the Series A Preferred Stock or the Underlying Common Stock from the application of any and all provisions of the Charter and Bylaws which purport to restrict or limit acquisition, ownership or transfer of Issuer's securities. No provisions of the Charter or the Bylaws shall restrict, limit or in any way adversely affect Acquiror's or any subsequent transferees' or holders' ability to convert the Series A Preferred Stock into the Underlying Common Stock.

         Section 4.21.     Tax Matters.

         Except as set forth on Schedule 4.21:

         (a) The Issuer Companies are members of an affiliated group, within the meaning of Section 1504(a) of the Code, of which Issuer is the common parent, and such affiliated group files a consolidated federal income tax return;

         (b) Each of the Issuer Companies has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns (including, without limitation, the computation of all net operating loss, credit, and other carry-overs) is accurate and complete in all material respects;

         (c) Each of the Issuer Companies has paid or made adequate provision on its books and records in accordance with GAAP for all Taxes covered by such Tax Returns;

         (d) None of the Issuer Companies has granted (or is subject to) any waiver that is currently in effect of the period of limitations for the assessment of any Tax; no unpaid Tax deficiency has been assessed or asserted against or with respect to Issuer or any of its Subsidiaries by any Governmental Authority; no power of attorney relating to Taxes that is currently in effect has been granted by or with respect to any of the Issuer Companies; there are no currently pending administrative or judicial proceedings, or any deficiency or refund litigation, with respect to Taxes of any of the Issuer Companies;

         (e) Each of the Issuer Companies is in compliance with, and its records contain all information and documents (including, without limitation, properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and Tax withholding requirements;

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

         (f) There are no unpaid Taxes due and payable by any of the Issuer Companies that are or could become a Lien on any asset, or otherwise adversely affect the business, properties, or financial condition, of any of the Issuer Companies;

         (g) None of the Issuer Companies has made or entered into, or holds any asset subject to, a consent filed pursuant to Section 341(f) of the Code or a "safe harbor lease" subject to former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended before the Tax Reform Act of 1984; and

         (h) None of the Issuer Companies is required to include in income any amount for an adjustment pursuant to Section 481 of the Code.

         (i) Each of the Issuer Companies that is a partnership or a limited liability company will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes.

         (j) Schedule 4.21 describes all material, currently effective Tax elections, consents, and agreements made by or affecting any of the Issuer Companies, lists all material types of Taxes paid and Tax returns filed by or on behalf of any of the Issuer Companies, and expressly indicates each Tax with respect to which any of the Issuer Companies or has been included in a consolidated, unitary, or combined Tax Return.

         Section 4.22.     Fees and Expenses of Brokers and Others.

         Except as disclosed on Schedule 4.22, none of the Issuer Companies is directly or indirectly committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement or has retained any broker or other intermediary to act directly or indirectly on its behalf in connection with the transactions contemplated by this Agreement. With respect to the relationships described on Schedule 4.22, Issuer will pay all such obligations in full with the proceeds of the transactions contemplated by this Agreement. Issuer has provided to Acquiror true and complete copies of any Contracts to which any of the Issuer Companies is a party relating to the relationships described on Schedule 4.22. Except as set forth on Schedule 4.22 no other fees or expenses will be payable by Issuer to any other advisors or intermediaries in connection with this Agreement and the transactions contemplated hereby.

         Section 4.23.     Accuracy of Information.

         Neither this Agreement nor any of the Exhibits or Schedules to this Agreement delivered by Issuer, nor any certificate or other document provided by the Issuer Companies or their employees or agents to Acquiror or any affiliate of Acquiror in connection with the transactions contemplated hereby nor the Memorandum contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

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

         Section 4.24.     Intellectual Property.

         None of the Issuer Companies owns or has any rights to any trademarks, trade names, patent rights, copyrights, licenses or trade secrets. The franchise agreements and licenses pursuant to which the Current Hotels are operated are in full force and effect and, to the Knowledge of Issuer, no material event of default has occurred thereunder. The Issuer Companies have not received any notice of any pending or threatened termination of any of such franchise agreements, or any infringement by the Issuer Companies of any trademarks, trade names, patent rights, copyrights, licenses or trade secrets relating to such franchise agreements.

         Section 4.25.     No Vote Required.

         No vote of the holders of the outstanding shares of Issuer Stock is necessary to approve this Agreement and the transactions contemplated hereby.

         Section 4.26.     Environmental.

         (a) None of the Issuer Companies has received notice that any of the Current Hotels is not in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"). To the Knowledge of Issuer, the Issuer Companies (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective business and (ii) are in material compliance with all terms and conditions of any such permit, license or approval.

         (b) Except as disclosed in the environmental reports listed on Schedule
4.26 attached hereto but based solely on Issuer's examination of such environmental reports, and to the Knowledge of Issuer, the Issuer Companies and the entities from which the Issuer Companies acquired the Current Hotels ("Selling Entities"), have not at any time, and, to the Knowledge of the Issuer, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Current Hotels. The Issuer Companies do not intend to use the Issuer Real Property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for such Hazardous Materials as may be customarily required in hotel operations, stored and used in the quantities customary for such uses and in compliance with applicable Environmental Laws.

         (c) Except as disclosed in the environmental reports listed on Schedule 4.26, based solely on the Issuer's examination of such environmental reports, and to the Knowledge of Issuer, there has been no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Issuer Real Property or onto lands from which such hazardous or toxic waste or substances might seep, flow or drain into such waters.

         (d) None of the Issuer Companies has received notice of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Current Hotels or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law.


         (e) As used herein, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Resource Conservation and Recovery Act, as amended (41 U.S.C. Section 9601, et seq.) and the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Current Hotels.

         Section 4.27.     Investment Company.

         The Issuer Companies are not now and after the sale of the Series A Preferred Stock to be sold hereunder and application of the net proceeds from such sale, none of them will be, an "investment company", or an entity
"controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                    ARTICLE V

                                    COVENANTS

         Section 5.1.      Board of Directors.

         The Board of Directors of Issuer shall, effective as of the Closing Date, consist of ____________, and the current Board of Directors shall take all necessary action to accomplish same. Notwithstanding the foregoing, the appointment of the Acquiror's nominees shall be subject to the receipt by the Issuer from such nominees of an executed copy of the Issuer's standard form officers and directors questionnaire in form and substance satisfactory to the Board of Directors and otherwise qualified to the satisfaction of the existing members of the Board of Directors.

         Section 5.2.      Public Announcements.

         The parties hereto have agreed upon the text of a joint press release in the form of Schedule 5.2 attached hereto, announcing, among other things, the execution of this Agreement and the issuance of the Series A Preferred Stock. Acquiror and Issuer will consult with each other before issuing or making, and will provide each other the opportunity to review and comment upon, any additional press release any additional public statement with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party promptly and reasonably objects, except as may be required by Law (as determined in good faith by the party proposing to issue the press release or public statement), in which case the party proposing to issue such press release or make such public announcement shall use its best efforts to consult in good faith with the other party before issuing any such press release or making any such public announcement.

         Section 5.3.      Notice of Certain Events.

         Issuer shall give prompt written notice to Acquiror, and Acquiror shall give prompt notice to Issuer of any failure of Issuer or Acquiror, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.3 shall not serve to cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         Section 5.4.      Subsequent Issuer SEC Reports.

         Issuer shall deliver to Acquiror, promptly upon the filing thereof, a copy of any reports, registration statements or other documents filed by Issuer with the SEC subsequent to September 30, 1999, and not previously delivered to Acquiror. In connection therewith, Acquiror agrees to furnish promptly upon request by Issuer, all information relating to the Acquiror as may be necessary for Issuer to file timely with the SEC a current report on Form 8-K relating to the Closing of the transactions contemplated by this Agreement.

         Section 5.5.      Charter and Bylaw Provisions Regarding Ownership of
                           Stock.

         Issuer covenants and agrees not to revoke, modify, waive or amend in any respect the actions taken by the Issuer's board of directors referred to in
Section 4.20 of this Agreement. Issuer acknowledges that Acquiror and its successors, assigns, transferees and assignees may rely, in all material respects, on the representations, warranties and covenants in this Agreement in acquiring the Series A Preferred Stock and in exercising the right to convert the Series A Preferred Stock into the Underlying Common Stock. Issuer further covenants and agrees that for so long as Acquiror or any of its affiliates owns any of the Series A Preferred Stock or the Underlying Common Stock, Issuer will not seek to impose, implement or in any manner institute any restrictions or limitations on ownership, penalties, forfeiture provisions or any similar or other provisions with respect to the ownership, disposition, transfer, exercise or conversion of the Series A Preferred Stock or the Underlying Common Stock without the prior written consent of Acquiror. The matters addressed in Section
4.20 above and this Section 5.5 shall not be affected in any way by any subsequent stock split, stock dividend, stock repurchases or redemptions, recapitalization, rights offering or any other transaction involving the capital stock of the Issuer. The Issuer agrees, upon the request of Acquiror at any time, to provide any further or better evidence to Acquiror, its lenders, underwriters, counsel, advisors, successors, assigns or transferees, of the matters addressed in Section 4.20 above or this Section 5.5.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1.      Survival of Representations and Warranties.

         The representations and warranties made herein shall  survive  for  one
(1) year after the Closing Date.

         Section 6.2.      Brokerage Fees and Commissions.

         Except as otherwise described in Section 4.22 of this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Issuer; and no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Acquiror.

         Section 6.3.      Entire Agreement; Assignment.

         This Agreement (a) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes, all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise, except that Acquiror may assign its rights and obligations hereunder to an Affiliate, provided that any such assignment by Acquiror shall not relieve it of liability for breach of any of its obligations hereunder.

         Section 6.4.      Notices.

         All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         if to Issuer:                  Host Funding, Inc.
                                        6116 North Central Expressway
                                        Suite 1313
                                        Dallas, Texas  75206
                                        Attention: Michael S. McNulty, President


         with a copy to:                James M. Duncan, P.C.
                                        6116 N. Central Expressway
                                        Suite 1313
                                        Dallas, Texas  75206
                                        Attention:  James M. Duncan, Esq.

         if to Acquiror:                MacKenzie Patterson, Inc.
                                        1040 School Street
                                        Moraga, California  84556
                                        Attn:  Glen Fuller

         with a copy to:                Paul Derenthal
                                        Derenthal & Dannhauser
                                        One Post Street, Suite 575
                                        San Francisco, California  94104

         or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         Section 6.5.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Texas regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided, that with respect to corporate law matters affecting the Issuer, this Agreement shall, with respect to such matters, be governed by and construed in accordance with the laws of the State of Maryland.

         Section 6.6.      Descriptive Headings.

         The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 6.7.      Parties in Interest.

         This Agreement shall be binding upon and inure solely to the benefit of each of the Parties hereto, and, except as otherwise provided herein, nothing in this Agreement is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 6.8.      Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


         Section 6.9.      Specific Performance.

         The Parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

         Section 6.10.     Fees and Expenses.

         Except as otherwise set forth herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by each of the respective Parties incurring such costs or expenses; provided, Acquiror has agreed to on behalf of Issuer, pay James M. Duncan, P.C., a fee of $20,000.00 for services rendered in connection with the transaction contemplated hereby.

         Section 6.11.     Severability.

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either of the Parties. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner, to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

MACKENZIE PATTERSON, INC.


By: /s/ C.E. Patterson
Name:    C.E. Patterson
Title:   President

HOST FUNDING, INC.


By: /s/ Michael S. McNulty
Name:    Michael S. McNulty
Title:   President


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